SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the Company

[   ] Filed by a party other than the Company


Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           Innovative Medical Services
  ----------------------------------------------------------------------------
                  (Name of Company as Specified in Its Charter)

     Payment of filing fee (Check the appropriate box):

     [ X ] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -------------------------

     (2) Form, Schedule or Registration Statement No.:

         -------------------------

     (3) Filing Party:

         -------------------------

     (4) Date Filed:

         -------------------------

                           INNOVATIVE MEDICAL SERVICES
                               1725 Gillespie Way
                           El Cajon, California 92020
                                 (619) 596-8600


                                 PROXY STATEMENT

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held January 8, 2001


TO THE SHAREHOLDERS OF INNOVATIVE MEDICAL SERVICES

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company"), will be held at The Doubletree Hotel San Diego, 7450 Hazard Center Drive, San Diego, California 92108 on January 8, 2001, 10:00 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1. ELECTION OF DIRECTORS

Proposal No. 2. APPROVAL OF THE INNOVATIVE  MEDICAL  SERVICES 2001 DIRECTORS AND
                OFFICERS STOCK OPTION PLAN


This Annual Meeting is called as provided for by California law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on November 30, 2000 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS






DENNIS ATCHLEY
SECRETARY
El Cajon, California
November 30, 2000

                           INNOVATIVE MEDICAL SERVICES
                               1725 Gillespie Way
                           El Cajon, California 92020
                                 (619) 596-8600


                                 PROXY STATEMENT

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held January 8, 2001



GENERAL INFORMATION
-------------------
The enclosed Proxy is solicited by and on behalf of the Board of Directors of INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at The Doubletree Hotel San Diego, 7450 Hazard Center Drive, San Diego, California 92108 on January 8, 2001, at 10:00 a.m. Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before December 8, 2000.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

The Company's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

SHARES OUTSTANDING AND VOTING RIGHTS
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on November 30, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On November 30, 2000 the Company had 6,235,594 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to elect the Directors. Cumulative voting in the election of Directors is permitted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT
-----------------------------------------------------------------
The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of November 30, 2000 by individual directors and executive officers and by all directors and executive officers of the Company as a group. Based upon a review of the Company's shareholders list as of November 30, 2000, there are no other registered holders of five percent or more of the Company's Common Stock.

Name and Address of
 Beneficial Owner                     Title                          Common Stock             Percentage of
                                                                       Ownership          Shares Outstanding (1)
----------------------------------------------------------------------------------------------------------------
   Dennis Atchley                     Secretary                           97,940                      1.6%
   1725 Gillespie Way
   El Cajon, CA 92020

   Dennis Brovarone                   Director                           313,983                      5.0%
   18 Mountain Laurel
   Littleton, CO  80127

   Gary Brownell                      Treasurer, CFO/Director            225,321                      3.6%
   1725 Gillespie Way
   El Cajon, CA 92020

   Patrick Galuska                    Director                           160,690                      2.6%
   8137 S. Downing St.
   Littleton, CO 80122

   Michael L. Krall                   President, CEO/Chairman          1,103,560                     17.7%
   1725 Gillespie Way
   El Cajon, CA 92020

   Eugene Peiser                      Director                           202,055                      3.2%
   1725 Gillespie Way
   El Cajon, CA 92020

   Donna Singer                       Executive VP, Director             153,356                      2.5%
   1725 Gillespie Way
   El Cajon, CA 92020

   Directors and Officers as a Group
   (7 individuals)                                                     2,256,905                     36.2%

(1)Assumes exercise of all Directors and Officers options to acquire up to 1,316,250 shares.

MANAGEMENT
----------
The executive officers and directors of the Company and their ages are as follows:

   Name                                Age               Position
   Michael L. Krall                    48     President, CEO, Chairman, Director
   Gary Brownell, CPA                  52     Treasurer CFO, Director
   Donna Singer                        30     Executive Vice President, Director
   Dennis Atchley, Esq.                48     Secretary
   Eugene Peiser, PD                   69     Director
   Patrick Galuska                     41     Director
   Dennis Brovarone                    44     Director

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors. The executive officers serve at the discretion of the Board of Directors except as subject to the employment agreement with Mr. Krall.

COMMITTEES: MEETINGS OF THE BOARD
The Company has a Compensation/Administration Committee and an Audit Committee. The Compensation/Administration Committee and the Audit Committee were formed in 1995. Messrs. Brovarone, Galuska and Peiser comprise the Compensation/Administration Committee and Messrs. Brownell, Galuska and Peiser, are the Audit Committee. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and will serve as the Administrative Committee for the Company's Stock Option Plans. The Audit Committee serves as a liaison between the Board and the Company's auditor. The Compensation/Administration Committee met once during the fiscal year ended July 31, 2000, and the Audit Committee met once during the fiscal year ended July 31, 2000.

The Company's Board of Directors held six meetings during the fiscal year ended July 31, 2000, at which time all the then Directors were present or consented in writing to the action taken at such meetings. No incumbent Director attended fewer than 100% of said meetings.

COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT OF 1934
To the Company's knowledge, during the fiscal year ended July 31, 2000, the Company's Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

FAMILY RELATIONSHIPS
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

EXECUTIVE COMPENSATION
----------------------
Summary Compensation Table
The following table shows for the fiscal year ending July 31, 2000, the compensation awarded or paid by the Company to its Chief Executive Officer and any of the executive officers of the Company whose total salary and bonus exceeded $100,000 during such year (The "Named Executive Officers"):

SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------
                                                      |
                             Annual Compensation      |    Awards               Payouts
----------------------------------------------------------------------------------------------
 Name and                                             |     Securities           All Other
 Principle                             Other Annual   |  Underlying  Options    Compensation
 Position          Year   Salary ($)  Compensation ($)|    (#)                      ($)
----------------------------------------------------------------------------------------------
Michael L. Krall
 President/CEO     2000   144,000       40,000 (1)         50,000 Common             0
----------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of $1.90 and the average closing price of $2.70 for the 30 trading days ending July 31, 2000.

No other executive officer earned more than $100,000 during the current fiscal year.

-------------------------------------------------------------------------------------------------------------------------
                                            Option Grants in Last Fiscal Year
                                                 Individual Grants
-------------------------------------------------------------------------------------------------------------------------
Name             |  Number of Common Shares      |% of Total Options Granted to |                     |
                 |Underlying Options Granted (#) |Employees in Fiscal Year      |Exercise Price ($/Sh)|   Expiration Date
-------------------------------------------------------------------------------------------------------------------------
                  |                              |                              |                     |
                  |                              |                              |                     |
Michael L. Krall  |                              |                              |                     |
President/CEO     |  50,000                      |          6.7                 |        1.90         |        11/16/04
------------------------------------------------------------------------------------------------------------------------

AGGREGATED   OPTION   EXERCISES   IN  LAST  FISCAL  YEAR  AND  FISCAL  YEAR  END
OPTION/VALUES
The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers at July 31, 2000.

---------------------------------------------------------------------------------------------------------------------------
    Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values
---------------------------------------------------------------------------------------------------------------------------
                |Shares Acquired| Value Realized |  Number of Securities Underlying   |  Value of Unexercised In-the Money
                |on Exercise (#)|  at FY-End ($) | Unexercised Options at FY-End (#)  |         Options at FY-End ($)
                |               |                |                                    |
 Name           |               |                |     Exercisable/Unexercisable      |     Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Michael L. Krall|               |                |                                    |
 President/CEO  |   50,000      |    135,000     | 431,250 Common Shares/Exercisable  |      767,400/Exercisable (1)
---------------------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the average closing price of $2.70 for the 30 trading days ending July 31, 2000.

EMPLOYMENT AGREEMENTS AND EXECUTIVE COMPENSATION
In April 1996, the Board of Directors approved a five-year employment agreement for Michael Krall, its President. Mr. Krall receives a salary of $144,000 per year, an amount equal to 3% of the Company's net income before taxes if any plus other benefits

COMPENSATION OF DIRECTORS
Directors are entitled to receive $300 plus reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

OTHER ARRANGEMENTS
------------------
DIRECTORS AND OFFICERS STOCK OPTION PLAN: On April 17, 1996, the Company's Board of Directors approved a Directors and Officers Stock Option Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company who are ineligible to participate in the above Incentive Stock Option Plan, the opportunity to acquire a propriety interest in the Company by the grant of
Options  to  acquire  shares  of  the  Company's   common  stock.  The  Plan  is
administered by the entire Board of Directors. The Plan became effective on April 17, 1996 by the Board of Directors, was not subject to Shareholder approval and shall terminate on April 17, 2006. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 1,000,000 shares to Directors and Officers. The maximum number of shares subject to Options granted to any one Director or Officer shall not exceed 200,000 shares in any 12-month period. The exercise price for Options shall be set by the Board of Directors but shall not be for less than eighty-five (85%) of the fair market value per share on the date of grant. The period in which Options can be exercised shall be set by the Board of Directors not to exceed five years from the date of Grant. The Plan may be terminated, modified or amended by the Board of Directors.

THE INNOVATIVE MEDICAL SERVICES 1998 DIRECTORS AND OFFICERS STOCK OPTION PLAN On December 19, 1998, the Company's Shareholders Approved the Amended Innovative Medical Services 1998 Officers and Directors Stock Option Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock.

The Options  granted are not  "Incentive  Stock  Options"  within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by an Administrative Committee whom shall serve a one year term. The Administrative Committee is composed of the Board's Compensation/Administration Committee. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 2,000,000 shares to Directors and Officers. The exercise price for Options shall be set by the Administrative Committee but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the average of the closing price for ten consecutive trading days at which the Stock is listed in the NASDAQ quotation system ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the

Administrative Committee not to exceed five years from the date of Grant. Options granted to new executive officers or directors shall vest one year from date of appointment or election. Shares issuable under options granted to continuing officers or directors are immediately exercisable and vest upon exercise. The maximum number of shares subject to Options granted to any on Director of Officer shall not exceed 200,000 shares in any 12-month period.

The Executive Officers and Directors of the Company are eligible to participate in the Plan. The Administrative Committee has granted the present Executive Officers and Directors an option to purchase 100,000 shares of common stock at $1.00 per share. The Administrative Committee shall grant to individuals newly appointed as Executive Officers or as Directors, an option to purchase 100,000 shares of common stock at fair market value. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase 50,000 shares of common stock at fair market value. The plan also gives the Administrative Committee discretion to award additional options. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reverse split in the outstanding shares of the Common Stock of the Company.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan, change the manner of determining the option price or to withdraw the administration of the plan from the Administrative Committee.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT
There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

TRANSACTIONS WITH MANAGEMENT
The Company did not enter into any transactions with Management during the fiscal year ended July 31, 2000.

PROPOSAL NO. 1. ELECTION AS DIRECTORS
--------------
The  Articles  presently  provide for a Board of Directors of not more than nine
(9) members. The number of Directors of the Company has been fixed at six (6) by the Company's Board of Directors. The Company's Board of Directors recommends the election of Directors of the six (6) nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the six (6) nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees
The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which he has been nominated:

                                                                                    Year First
Name                                Age               Position                       Director
--------------------                ---    ----------------------------------     -------------
Dennis Brovarone                    44     Director                                   1996
Gary Brownell, CPA                  52     Treasurer CFO, Director                    1996
Patrick Galuska                     41     Director                                   1996
Michael L. Krall                    48     President, CEO, Chairman, Director         1992
Eugene Peiser, PD                   69     Director                                   1996
Donna Singer                        30     Executive Vice President, Director         1999

Business Experience of Nominees
-------------------------------
DENNIS BROVARONE Mr. Brovarone has been practicing corporate and securities law since 1986 and as a solo practitioner since 1990. He was elected to the Company's Board of Directors in April 1996. Since December 1997, Mr. Brovarone has served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

GARY W. BROWNELL Mr. Brownell is a Certified Public Accountant in a private partnership practice. He is the partner in charge of taxes and municipal audits for his firm. Mr. Brownell graduated from San Diego State University in 1973 with a Bachelor of Science degree in accounting. He received his Certified Public Accountant designation in 1983. Mr. Brownell has been a partner in Brownell and Duffy since 1985.

PATRICK GALUSKA Mr. Galuska is a consulting petroleum engineer in Denver, Colorado. His practice focuses mainly on the acquisition and exploitation of underdeveloped oil and gas assets in the Rocky Mountain area. He is a Registered Professional Engineer and is a member of the Society of Petroleum Engineers. Mr. Galuska earned his BS degree in petroleum engineering from the University of Wyoming and received his MBA degree in Finance from the University of Denver. Mr. Galuska resides in Littleton, Colorado with his wife and two children.

MICHAEL L. KRALL Mr. Krall is the President, CEO and Chairman of the Board of Directors of Innovative Medical Services, a position he has held since 1993. He is responsible for the strategic planning, product development, and day-to-day operations of IMS. Previously, Mr. Krall was the President and CEO of Bettis-Krall Construction, Inc. a successful building-development company of custom homes and commercial property in San Diego County, California. He has also held numerous positions in general management in the hospitality industry. Mr. Krall attended Pepperdine University (economics, statistics mechanical engineering). He previously served 4 years in the United States Marine Corps and was elected, by general election, to a 4 year term on the Valle de Oro Planning Board. Mr. Krall lives in El Cajon, California with his wife, Connie and two children.

EUGENE S. PEISER, DOCTOR OF PHARMACY Dr. Peiser has been an independent consultant to FDA regulated industries since 1974 and a Member of the Board of Innovative Medical Services since 1994. He graduated from the University of Tennessee College of Pharmacy with a Bachelor of Science in Pharmacy in 1951 and has received his Doctorate of Pharmacy. Dr. Peiser's consultancy advises on a wide variety of subjects, including compliance with the Prescription Drug Marketing Act and other government compliance matters, employee training and drug repackaging. Dr. Peiser furnishes expert witness services and has provides approved Pharmaceutical Continuing Education to several thousand attendees at his seminars. Dr. Peiser is a Founding Director of the Association of Drug Repackagers; is appointed as a Registered Arbitrator by the American Registry of Arbitrators; serves as a member of the Surgeon General's Speakers Bureau; and is President of the Southwest Chapter of the Association of Military Surgeons. Dr. Peiser lives and works in Palm Harbor, FL.

DONNA SINGER Ms. Singer is the Executive Vice President of Innovative Medical Services. From 1996-1998 Ms. Singer served as Vice President of Operations for the Company. Ms. Singer is responsible for company operations, corporate communications, investor relations, marketing and sales. Previously, Ms. Singer served as the investor relations executive at Western Garnet International, a Toronto Stock Exchange mining company. Ms. Singer graduated from Gonzaga University with a Bachelor of Arts degree in English and lives in El Cajon, California.

PROPOSAL NO. 2. APPROVAL OF THE INNOVATIVE MEDICAL SERVICES 2001 DIRECTORS AND -------------- OFFICERS STOCK OPTION PLAN

On October 24, 2000, the Company's Board of Directors approved submitting the Innovative Medical Services 2001 Officers Directors Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock.

The Options  granted are not  "Incentive  Stock  Options"  within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is  administered  by an  Administrative  Committee  whom shall  serve a one-year term. The Administrative Committee is composed of the Board's Compensation/Administration Committee. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 1,000,000 shares to Directors and Officers. The Company will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $2,700,000 based upon the average thirty trading day closing price for the Company's common stock for the period ending July 31, 2000. The exercise price for Options shall be set by the Administrative Committee but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the average of the closing price for ten consecutive trading days at which the Stock is listed in the Nasdaq quotation system ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the Administrative Committee not to exceed five years from the date of Grant. Options granted to new executive officers or directors shall vest one year from date of appointment or election. Shares issuable under options granted to continuing officers or directors are immediately exercisable and vest upon exercise. The maximum number of shares subject to Options granted to any on Director of Officer shall not exceed 200,000 shares in any 12-month period.

The Executive Officers and Directors of the Company are eligible to participate in the Plan. The Administrative Committee shall grant to individuals newly appointed as Executive Officers or as Directors, an option to purchase 100,000 shares of common stock at fair market value. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase 50,000 shares of common stock at fair market value. The plan also gives the Administrative Committee discretion to award additional options. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reverse split in the outstanding shares of the Common Stock of the Company.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan, change the manner of determining the option price or to withdraw the administration of the plan from the Administrative Committee.

2001 DIRECTORS AND OFFICERS PLAN BENEFITS

N No options have been granted under this plan as yet and no options are anticipated for the existing executive officers and directors until November 2001.

REQUEST FOR COPY OF FORM 10KSB

Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, 1725 Gillespie Way, El Cajon, California 92020.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, 1725 Gillespie Way, El Cajon, California 92020, no later than July 31, 2001.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF INNOVATIVE MEDICAL SERVICES

The undersigned appoints Michael L. Krall (and Donna Singer, if Mr. Krall is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and in the stead of the undersigned to attend and vote all of the undersigned's shares of the Common Stock of INNOVATIVE MEDICAL SERVICES, a California corporation, at the Annual Meeting of Shareholders to be held at Doubletree Hotel San Diego, 7450 Hazard Center Drive, San Diego, California 92108 , at 10:00 am. Pacific Standard Time, on January 8, 2000 and any and all adjournments thereof, for the following purposes:

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES. SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE'S NAME(S). [FOR EXAMPLE A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 6,000 VOTES (# OF SHARES X 6 DIRECTORS) FOR ALL, ONE OR A SELECT NUMBER OF CANDIDATES.]

PROPOSAL NO. 1 ELECTION TO THE BOARD OF DIRECTORS

[ ] FOR Management's nominees listed below equally among all the nominees OR VOTED AS FOLLOWS:

    Dennis Brovarone  ________ Shares           Gary Brownell    ________ Shares
    Patrick Galuska   ________ Shares           Michael L. Krall ________ Shares
    Eugene Peiser     ________ Shares           Donna Singer     ________ Shares

[  ]  AGAINST   Management's nominees for the Board of Directors,

MANAGEMENT INTENDS TO VOTE SHARES FOR ALL OF THE SIX (6) NOMINEES NAMED ABOVE UNLESS OTHERWISE INSTRUCTED IN THIS PROXY. IF AT THE TIME OF THE MEETING, ANY OF THE NOMINEES SHOULD BE UNABLE TO SERVE, THE DISCRETIONARY AUTHORITY PROVIDED IN THE PROXY WILL BE EXERCISED TO CUMULATIVELY VOTE FOR THE REMAINING NOMINEES, OR FOR A SUBSTITUTE NOMINEE OR NOMINEES, IF ANY, AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS.


PROOSAL NO. 2  APPROVAL OF THE INNOVATIVE  MEDICAL  SERVICES 2001 DIRECTORS AND
               OFFICERS STOCK OPTION PLAN


               [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

In the Shareholder's discretion the Proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.

Dated: _______________, _____                    _____________________________
                                                 _____________________________

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INNOVATIVE MEDICAL SERVICES. PLEASE SIGN AND RETURN THIS PROXY TO INNOVATIVE MEDICAL SERVICES, C/O COMPUTERSHARE TRUST COMPANY, P.O. BOX 1596, DENVER, CO
80201. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.